INVESCO STRATEGIC PORTFOLIOS, INC.
              Supplement to Statement of Additional Information
                             dated March 1, 1997

The Section of the above Company's Statement of Additional Information entitled "The Fund and Its Management -- Sub-Advisory Agreement" is amended to (1) delete the third paragraph and (2) substitute the following new paragraph in its place:

            The Sub-Agreement provides that as compensation for its services, INVESCO Trust shall receive from INVESCO, at the end of each month, a fee based upon the average daily value of the Portfolios' net assets at the following annual rates: prior to January 1, 1998, 0.25% on the first $200 million of each Portfolios' average net assets and 0.20% on each Portfolios' average net assets in excess of $200 million; and effective January 1, 1998, 0.25% on the first $350 million of each Portfolios' average net assets, 0.2167% on the next $350 million of each Portfolios' average net assets, and 0.1833% on each Portfolios' average net assets in excess of $700 million.

The date of this supplement is December 31, 1997.